Subsequent events	12 Months Ended
Dec. 31, 2020
Subsequent events
Subsequent events

26. Subsequent events

Capital Increases

On January 25, 2021, the Company announced that it has completed its registered direct offering and sale of 621,170 ordinary shares in the form of ADS at a purchase price of € 13.33 per share (this equals $16.16 per ordinary share based on the exchange rate as of the close of business in New York on January 14, 2021).

The gross proceeds of the offering amount to approximately $10 million (€ 8.3 million) before deducting fees and expenses. The Company intends to use the net proceeds of the offering for general corporate purposes. A.G.P./Alliance Global Partners acted as sole placement agent for the offering.

On February 17, 2021, the Company announced that it has completed its registered direct offering and sale of 443,414 ordinary shares in the form of ADS at a purchase price of € 22.27 per share (this equals $26.95 per ordinary share based on the exchange rate as of the close of business in New York on February 9, 2021).

The gross proceeds of the offering amount to approximately $12 million  (€ 9.9 million) before deducting fees and expenses. The Company intends to use the net proceeds of the offering for general corporate purposes. A.G.P./Alliance Global Partners acted as sole placement agent for the offering.

After those two capital increases, the number of outstanding shares of the Company as of March 1, 2021 amounts to 5,900,584. Based on this number of shares, loss per share –  basic and diluted – for fiscal year 2020 amounts to € 2.61.

Finance Contract Debt Covenant

In June 2020, the Company announced that the EIB and voxeljet further expanded their partnership. The EIB disbursed € 5.0 million of the second tranche (tranche B1) of the loan in June 2020 with a bullet repayment after five years. In addition, the EIB and the Company amended the financial covenants in the Finance Contract to replace the Total Net Financial Debt to EBITDA ratio with the Minimum Cash Covenant.  As of June 30, 2020, pursuant to the semi-annual financial testing prescribed by the Finance Contract, as amended, the Company was in compliance with the Minimum Cash Covenant. However, in March 2021, the Company discovered that its calculation of cash and cash equivalents for determining compliance with the Minimum Cash Covenant was incorrect and, accordingly, the Company was not in compliance with the Minimum Cash Covenant as of December 31, 2020. Also in March 2021, the Company received a waiver from the EIB for the noncompliance with the Minimum Cash Covenant, pursuant to which (i) the EIB agreed that it will not demand immediate repayment of the outstanding amounts owed and (ii) the EIB and the Company amended the financial covenants in the Finance Contract to clarify the calculation of cash and cash equivalents for determining compliance with the Minimum Cash Covenant.